Exhibit 10.11

PROCEEDS ESCROW AGREEMENT

This Proceeds Escrow Agreement (the "Agreement") is made and entered into this day of May, 1998, by and between Summa Metals Corp., 28281 Crown Valley Parkway Suite 225, Laguna Niguel, CA 92677, a Nevada corporation (the "Company/Issuer"), American Securities Transfer & Trust, Inc., 1825 Lawrence St. Suite 444, Denver, Colorado 80202, as escrow agent (the "Escrow Agent"), and Boe & Company, Inc., 3668 So. Jasper St., Aurora, CO 80013, (the "Underwriter").

Premises

The Company proposes to offer for sale to the general public, through the Underwriter of up to 510,000 Units on a "best efforts all or none,' basis as to the first 130,000 Units, and a "best efforts only" basis as to the remaining 380,000 Units (the "Offering"), each Unit consisting of one (1) share of common stock of the Company, par value $.001 per share, one (1) Class A Warrant to purchase one share of common stock, and one (1) Class 3 Warrant to purchase one share of common stock, pursuant to a Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

                                   Agreement

NOW, THEREFORE, the parties hereto agree as follows:

     1. Commencing on the Effective Date of the Offering, and until termination of this Agreement, all funds collected by the Underwriter from subscriptions for the purchase of Units in the subject Offering shall be forwarded promptly to the Escrow Agent, but in any event no later than noon of the next business day following receipt, and the Escrow Agent shall promptly deposit such funds with the Union Bank & Trust Company, 100 Broadway, Denver, Colorado 80209 (the "Depository").

     2. Collections. All subscription payments for Units (which payments shall be made payable to "Summa Metals Corp. /Escrow Account") received by the Underwriter will be transmitted to the Escrow Agent by the Underwriter by noon of the next business day following receipt by the Underwriter, and the Escrow Agent shall promptly deposit same with the Depository. The Underwriter shall include a written account of sale, which shall include the Investor's name and address, the number of Units purchased, the amount paid therefor, social security number, taxpayer identification number, and whether the consideration received was in the form of a check, draft or money order ("Payment").

     3. The Escrow Agent shall establish the Escrow Account with the Depository and forward all Payments received by it to the Depository for deposit into the Escrow Account. Any Payment received that is payable to a party other than Summa Metals Corp./Escrow Account, and any Payment returned unpaid to the Escrow Agent shall be returned to the Underwriter. In the event the Issuer rejects an Investor after the Investor's Payment has been deposited into the Escrow Account, Issuer shall certify in writing to the Escrow Agent the fact of such rejection, the name of the Investor so rejected, and the amount of Payment for Units made by such Investor, and shall direct Escrow Agent to return to such Investor a check in the amount of such payment, without deduction, provided, however, that if Payment by such Investor has been forwarded for collection but

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funds on which have not been collected,  Escrow Agent shall have no duty to make payment pursuant to this paragraph until receipt of such collected funds by Escrow Agent. In the event Issuer rejects an Investor before the Investor's Payment has been deposited in the Escrow Account, Issuer shall direct Escrow Agent to return promptly the Investor's Payment, without interest, directly to Investor.

     4. Interest. Escrow Agent shall deliver to Issuer in a single, lump sum payment all interest earned on funds deposited in the Escrow Account. No interest shall be earned by or payable to Investors.

     5. Investments. Collected funds deposited into the Escrow Account shall be invested only in investments permitted under rule 15c2-4 of the Securities Exchange Act of 1935, as amended.

     6. Concurrently with the transmitting funds to the Escrow Agent, the Underwriter shall also deliver to the Escrow Agent a schedule setting forth the name and address of each subscriber whose funds are included in such transmittal, the number of Units subscribed for, and the dollar amount paid. All funds so deposited shall remain the property of the subscriber until the minimum dollar threshold of $780,000 is met pursuant to the Registration Statement. Until the minimum threshold is reached, the subscribers' funds held by the Escrow Agent shall not be subject to any lien or charges by the Escrow Agent, or judgments or creditors, claims against the Company.

     7. If at any time prior to the expiration of the minimum offering period, as specified in Paragraph 8, $780,000 has been deposited pursuant to this Agreement, the Escrow Agent shall confirm the receipt of such funds to the Company and Underwriter, and the Escrow Agent shall promptly transmit the balance to the Company (such event is hereafter referred to as the "Closing") by wire transfer and deliver all documents including the Shares as required. Thereafter, the Escrow Agent shall continue to accept deposits from the Underwriter and transmit, upon written request of the Company the balance to the Company until the Offering is terminated. The Company shall notify the Escrow Agent in writing of the completion of the Offering and shall schedule a final closing for the final disbursement and settlement of the balance of funds in the offering.

     8. If the Underwriter has not deposited a minimum of $780,000 with the Escrow Agent on or before 1998, but in any event no later than 180 days from the Effective Date of the Offering, the Escrow Agent shall so notify the Company and shall promptly transmit to those Investors who subscribed for the purchase of Units from the Company, the amount of money each such Investor so paid without interest. The Escrow Agent shall furnish to the Company verification of refunds to all subscribers.

     9. If at any time prior to the termination of this escrow, the Escrow Agent is advised by the Securities and Exchange Commission, or any state securities division, that a stop order has been issued with respect to the Registration Statement, the Escrow Agent shall thereon return all funds with interest to the respective subscribers.

     10. It is understood and agreed that the duties of the Escrow Agent are entirely ministerial, being limited to receiving monies from the Underwriter and holding and disbursing such monies in accordance with this Agreement.

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     11. The Escrow Agent is not responsible or liable in any manner  whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same.

     12. The Escrow Agent shall not be bound by notice of any default by any person or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to any officer of the Escrow Agent of such default by the Company or the Underwriter, and unless the Escrow Agent is indemnified in manner satisfactory to it against any expense or liability arising therefrom.

     13. The Escrow Agent shall not be liable for acting on any notice, request, waiver, consent, receipt, or other paper or document believed by it to be genuine, and to have been signed by the proper party or parties.

     14. The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for having anything which it may do or refrain from doing in connection herewith, except its own willful misconduct.

     15. The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the consideration of the foregoing instructions or its duties hereunder and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

     16. In the event of any disagreement between the undersigned, or any of them, the person or persons named in the foregoing instructions, and/or any other person, resulting in adverse claims and; or demands being made in connection with or for any papers, money or property involved herein or affected hereby, the Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand so long as such disagreement shall continue and, in so refusing, the Escrow Agent shall not be or become liable to the undersigned or any of them or to any person named in the foregoing instructions for the failure or refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to continue to so refrain and refuse to so act until:

     (a) The rights of adverse claimants have been finally adjudicated in a court assuming and having jurisdiction over the parties and the money, papers and property involved herein or affected hereby; and/or

     (b) All differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing signed by all of the persons interested.

     17. The fee of the Escrow Agent is $5,000, payable as follows: $2,500 upon execution of this Agreement and $2,500 upon the Closing. In addition, the Escrow Agent shall be paid $5,000 on account of its expenses for acting as Escrow Agent. Escrow Agent shall account to the Company for such expenses and refund any remaining balance. The Escrow Agent shall be responsible for fees of the Depository. The fee agreed upon for services rendered hereunder

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is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement, however, in the event that the conditions of this Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated by this Agreement, or there is any assignment of interest in the subject matter of this Agreement, or any material modification thereof, or if any material controversy arises hereunder, of the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Agreement, or the subject matter hereof, the Escrow Agent shall be fully reimbursed for all such extraordinary expenses, including reasonable attorney's fees, and all extraordinary expenses shall be paid by the Company.

     18. Resignation. The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the other parties hereto at least fifteen (15) days notice hereof. As soon as practicable after the resignation, the Escrow Agent shall turn over to a successor escrow agent all monies and property held hereunder (less such amount as Escrow Agent is entitled to retain) upon presentation to Escrow Agent of the document appointing the new escrow agent and its acceptance of such appointment. If no successor escrow agent is appointed within a thirty (30) day period following such notice of resignation, Escrow Agent shall deposit the monies and property with the Superior Court of the State of Colorado in and for the County of Denver, or the United States District Court for the Colorado District, as it deems appropriate.

     19.   Representations   and   Warranties.   Issuer   makes  the   following
representations and warranties to Escrow Agent:

     (a) Issuer is a corporation duly formed and validly subsisting under the laws of the State of Nevada, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

     (b) This Escrow Agreement has been duly approved by all necessary corporate action of the Issuer, including any necessary shareholder approval, has been executed by duly authorized officers of the Issuer, and constitutes a valid and binding agreement of the Issuer, enforceable in accordance with its terms.

     (c) The execution, delivery, and performance by the Issuer of this Escrow Agreement will not violate, conflict with, or cause a default under the articles of incorporation or By-laws of the Issuer, any applicable law or regulation, any court order or administrative ruling or decree to which issuer is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which the Issuer is a party or any of its property is subject.

     (d) No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

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     (e) Issuer hereby  acknowledges  that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the
     Escrow  Agent  has   investigated   the  desirability  of  advisability  of
     investment in the Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

     (f) All of the representations and warranties of the Issuer contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement form the Escrow Funds.

     20. Arbitration. Except as expressly provided herein, the parties agree that any dispute which arises under this Agreement that cannot be resolved through good faith discussions, shall be settled by arbitration to be held in the City of Denver, Colorado using the Standard Commercial Arbitration Rules of the American Arbitration Association.

     21. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (50 days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmissions facilities, and addressed to the party to be notified as follows:

     If to Issuer:                 Summa Metals Corp.
                                   28281 Crown Valley Parkway Suite 225
                                   Laguna Niguel, CA 92677

     With a copy to:               Steven L. Siskind
                                   645 Fifth Avenue, Suite 403
                                   New York, New York 10022

     If to the Escrow Agent:       American Securities Transfer & Trust, inc.
                                   1825 Lawrence Street
                                   Suite 444
                                   Denver, Colorado 80202-1817

     If to the Underwriter:        Boe & Company
                                   3668 So. Jasper Street
                                   Aurora, Colorado 80013

or to such other  address as each party may designate for itself by like notice.

     22. Amendments or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect thereto

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shall operate as a waiver.  A waiver on any one occasion  shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

     23. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

     24. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Colorado without giving effect to the principles or rules governing conflict of laws.

     25. Entire Agreement. This Escrow Agreement constitutes the entire agreement between the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent and Depository with respect to the Escrow Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                      SUMMA METALS CORPORATION


                              By: /s/ Raymond Baptista
                                      ------------------------------------------
                                      Raymond Baptista, Executive Vice-President

                              AMERICAN SECURITIES TRANSFER & TRUST, INC.

                              By:
                                      ------------------------------------------

                                      BOE & COMPANY, INC.


                              By: /s/ Jeffrey Boe, President
                                      ------------------------------------------
                                      Jeffrey Boe, President

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